                                                                    Exhibit 99.2


                         PRO FORMA FINANCIAL INFORMATION


NAVARRE CORPORATION AND
ENCORE SOFTWARE, INC.


The following unaudited pro forma combined statements of operations for the year ended March 31, 2002, and the six months ended September 30, 2002, combine the historical consolidated statements of operations information of Navarre Corporation (Navarre) and Encore Software, Inc. (Encore) and present pro forma financial results as if the acquisition of Encore by Navarre had been consummated at the beginning of the periods presented. The transaction is being accounted for under the purchase method of accounting after giving effect to the pro forma adjustments described in the accompanying notes.

The Unaudited Pro Forma Combined Statement of Operations for the year ended March 31, 2002 combines the audited consolidated results of Navarre Corporation for the year ended March 31, 2002, with the audited consolidated results of Encore Software, Inc. for the year ended December 31, 2001, along with a description of the related pro forma adjustments.

The Unaudited Pro Forma Combined Statement of Operations for the six months ended September 30, 2002 combines the unaudited consolidated results of Navarre Corporation for the six months ended September 30, 2002, with the unaudited consolidated results of Encore Software, Inc. for the four months ended April 30, 2002, along with a description of the related pro forma adjustments. The unaudited consolidated results of Navarre Corporation for the six months ended September 30, 2002 reflect the actual results of Encore for the two months subsequent to its acquisition.

The approximately $10 million purchase price for Encore has been allocated on a preliminary basis using information currently available. The allocation of the purchase price to the assets acquired is expected to be finalized by the end of fiscal 2003. Adjustments to the preliminary purchase price may occur as a result of obtaining more information regarding asset valuations and revisions of preliminary estimates of fair values made at the date of purchase. Navarre is continuing to evaluate how the acquired operations will be integrated into its overall business strategy.

The unaudited pro forma financial information has been prepared by management and adjusts the historical statements of operations for the effect of costs, expenses, and assets which might have been incurred or assumed had the acquisition been effected on the dates indicated. The unaudited pro forma financial information is provided for information purposes only and does not purport to be indicative of the future results or financial position of the combined companies. This information should be read in conjunction with the consolidated financial statements and notes thereto included in Navarre's Form 10-K for the year ended March 31, 2002, and for Encore in the 8-K/A.

UNAUDITED PRO FORMA COMBINED SATEMENT OF OPERATIONS
NAVARRE CORPORATION AND ENCORE SOFTWARE, INC.
FOR THE YEAR ENDED MARCH 31, 2002


(in thousands, except per share amounts)


                                                                                  PRO FORMA
                                                                                 ADJUSTMENTS
                                                                                  INCREASE/          PRO FORMA
                                                      NAVARRE       ENCORE        (DECREASE)          COMBINED
                                                     ---------    ---------    ----------------      ---------

Net sales                                            $ 303,817    $  32,047    $ (17,278)   (a)      $ 318,586

Cost of sales                                          270,924       22,390      (17,278)   (a)        276,036
                                                     ---------    ---------    ---------             ---------

Gross profit                                            32,893        9,657          --                 42,550


Operating expenses:
    Selling and marketing                                8,098        7,919          --                 16,017
    Distribution and warehousing                         5,202           --          --                  5,202
    General and administrative                          16,909       12,007          --                 28,986
    Depreciation and amortization                        1,491        1,185         (200)   (c)          2,476
    Restructuring                                          672           --          --                    672
                                                     ---------     --------    ---------             ---------
                                                        32,372       21,181         (200)               53,353
                                                     ---------     --------    ---------             ---------

Income(loss) from operations                               521      (11,524)         200               (10,803)

Other income (expense):
    Interest expense                                      (173)        (390)         213    (b)           (350)
    Other income                                           884          (46)          --                   838
                                                     ---------    ---------    ---------             ---------

Income(loss) before impact of investment in
NetRadio Corp                                            1,232      (11,960)         413               (10,315)
Impact of investment in NetRadio Corporation             1,480          --            --                 1,480
                                                     ---------    ---------    ---------             ---------

Net income(loss)                                     $   2,712    $ (11,960)   $     413             $  (8,835)
                                                     =========    =========    =========             =========

Basic income(loss) per share                            $ 0.12                                       $   (0.39)
                                                     =========    =========    =========             =========
Diluted income(loss) per share                          $ 0.12                                       $   (0.39)
                                                     =========    =========    =========             =========

Basic weighted average common shares outstanding        22,553                                          22,553
                                                     =========    =========    =========             =========
Diluted weighted average common shares outstanding      22,575                                          22,575
                                                     =========    =========    =========             =========



(a) To eliminate sales and related cost of goods related to sales from Encore to Navarre.

(b)  To eliminate interest expense associated with debt not assumed by Navarre.

(c) To adjust depreciation expense to reflect the allocated basis of the acquired assets.

UNAUDITED PRO FORMA COMBINED SATEMENT OF OPERATIONS
NAVARRE CORPORATION AND ENCORE SOFTWARE, INC.
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002


(in thousands, except per share amounts)

                                                                                                      PRO FORMA
                                                                                                     ADJUSTMENTS
                                                                                                      INCREASE/          PRO FORMA
                                                                      NAVARRE     ENCORE             (DECREASE)           COMBINED
                                                                     --------    --------         -----------------       --------

Net sales                                                            $158,838      $7,627         $(3,041)      (a)       $163,424

Cost of sales                                                         139,358       7,263          (3,041)      (a)        143,580
                                                                     --------    --------         -------                 --------

Gross profit                                                           19,480         364              --                   19,844

Operating expenses:
    Selling and marketing                                               5,931       3,037              --                    8,968
    Distribution and warehousing                                        2,430          --              --                    2,430
    General and administrative                                          9,730       1,906              --                   11,636
    Depreciation and amortization                                         675         160             (67)      (c)            768
                                                                     --------    --------         -------                 --------
                                                                       18,766       5,103             (67)                  23,802
                                                                     --------    --------         -------                 --------

Income(loss) from operations                                              714      (4,739)             67                   (3,958)

Other income (expense):
    Interest expense                                                      (95)         (1)            (48)      (b)           (144)
    Other income                                                          255           4                                      259
                                                                     --------    --------         -------                 --------
Net income(loss)                                                         $874     $(4,736)           $ 19                  $(3,843)
                                                                     ========    ========         =======                 ========

Basic income(loss) per share                                            $0.04                                               $(0.18)
                                                                     ========    ========         =======                 ========
Diluted income(loss) per share                                          $0.04                                               $(0.18)
                                                                     ========    ========         =======                 ========

Basic weighted average common shares outstanding                       21,616                                               21,616
                                                                     ========    ========         =======                 ========
Diluted weighted average common shares outstanding                     21,736                                               21,736
                                                                     ========    ========         =======                 ========

(a) To eliminate sales and related cost of goods related to sales from Encore to Navarre.

(b)  To eliminate interest expense associated with debt not assumed by Navarre

(c) To adjust depreciation expense to reflect the allocated basis of the acquired assets.





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